Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 21, 2013

Exhibit 99.1

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	64-66	132	12/31/13	Estimated downtime of 14 days in late September 2013
2	Hercules 150	150’ - ILC, TD	GOM	Arena	76-78	22	09/12/13
				Northstar	89-91	100	12/21/13
3	Hercules 173	173’ - MC, TD	GOM	Chevron	64-66	132	12/31/13
4	Hercules 200	200’ - MC, TD	GOM	Petroquest	101-103	39	09/29/13
				Walter Oil & Gas	101-103	150	02/26/14
5	Hercules 201	200’ - MC, TD	GOM	EPL	101-103	20	09/10/13
					106-108	180	03/09/14
6	Hercules 202	200’ - MC, TD	GOM	Contango	101-103	30	09/20/13
				Shipyard			09/27/13	Estimated downtime for repair and maintenance work
				MC Offshore	101-103	45	11/11/13
7	Hercules 204	200’ - MC, TD	GOM	Chevron	81-83	132	12/31/13	Contract rate based on prior commitment made in October 2012
8	Hercules 205	200’ - MC, TD	GOM	Black Elk	84-86	16	09/06/13
				Shipyard			12/05/13	ABS 5-year special survey; estimated downtime of 90 days
				Black Elk	84-86	43	01/17/14
				Black Elk	101-103	180	07/16/14
9	Hercules 209	200' - MC, TD	GOM	Sandridge	101-103	60	10/20/13
10	Hercules 212	200’ - MC, TD	GOM	W&T Offshore	84-86	19	09/09/13
				Renaissance	86-88	45	10/24/13
11	Hercules 213	200’ - MC, TD	GOM	EPL	101-103	69	10/29/13	Estimated downtime of 14 days in late October 2013
					106-108	180	04/27/14
12	Hercules 214	200’ - MC, TD	GOM	Apache	79-81	7	08/28/13
					101-103	180	02/24/14
13	Hercules 251	250’ - MS, TD	GOM	Shipyard			10/27/13	ABS 5-year special survey; prior contract cancellation
14	Hercules 253	250’ - MS, TD	GOM	Tana	74-76	20	09/10/13
					96-98	65	11/14/13
15	Hercules 263	250’ - MC, TD	GOM	Tana	89-91	14	09/04/13	Estimated downtime of 7 days after current contract
				Walter Oil & Gas	97-99	30	10/11/13
				Tana	97-99	40	11/20/13
				Tana	109-111	180	05/19/14	Contract rate based upon prior commitment made in May 2013
16	Hercules 264	250’ - MC, TD	GOM	Castex	86-88	115	12/14/13
				Shipyard			03/14/14	ABS 5-year special survey; estimated downtime of 90 days
				Castex	116-118	90	06/12/14
					119-121	90	09/10/14

Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 21, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
17	Hercules 265	250’ - MC, TD	GOM	Arena	102-104	240	—
Rig is out of service indefinitely as a result of the South Timbalier well control incident. Rig sustained exensive damage and is not actively marketed at this time. In discussion with operator to transfer contract term to other Hercules rigs.

18	Hercules 300	300' - MC, TD	GOM	Arena	96-98	14	09/04/13
				Shipyard			12/03/13	ABS 5-year special survey; estimated downtime of 90 days
				Arena	96-98	172	05/24/14
					99-101	180	11/20/14
19	Hercules 350	350' - ILC, TD	GOM	Renaissance	134-136	119	12/18/13
				Arena	136-138	90	03/18/14
				Arena	136-138	365	03/18/15
					Average (4)	200	days

20	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
21	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
22	Hercules 203	200’ - MC, TD	GOM	Cold Stacked 06/09
23	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
24	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
25	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
26	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
27	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
28	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
29	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast					Sold August 2013
2	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09				Sold August 2013
3	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
August 21, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
International Offshore
1	Discovery Resilience	400' - ILC, TD	Singapore	Under Construction			10/07/13
2	Discovery Triumph	400' - ILC, TD	Singapore	Shipyard
3	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
4	Hercules 208	200' - MC, TD	Myanmar	PTTEP	95-97	40	09/30/13	Approximately 10 days of downtime in July 2013
				Shipyard			12/29/13	Scheduled downtime for ABS 5-year special survey/repairs; LOA signed for 235 days at dayrate of $127k-$129k expected to commence in January 2014
5	Hercules 260	250’ - ILC, TD	Democratic Republic of Congo	Perenco	106-108	245	04/23/14
			Gabon		114-116	31	05/24/14
6	Hercules 261	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	83-85	404	09/29/14
7	Hercules 262	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	79-81	444	11/08/14
8	Hercules 266	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	116-118	831	11/30/15	Contract expiration between 9/30/15 and three years post commencement of contract (April 8, 2013) at discretion of customer.
9	Hercules 267	250' - ILC, TD	Gabon	Shipyard			09/30/13	Waiting on work visas
			Angola	CABGOC	108-110	1,095	09/29/16
					Average (4)	441	days

10	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10
11	Hercules 258	250’ - MS, TD	Malaysia	Cold Stacked 10/12

(1)
Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” are actively marketed and may have a reduced number of crew, but require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)
Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and/or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)
Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

(4)	Average backlog per rig based on rigs available for hire and actively marketed.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
July 31, 2013

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
230-280	4	4	$53,217	90	73%	One vessel in for capital work in July and August and one vessel in drydock in August
170-215	6	6	36,679	155	83%	One vessel in drydock in August
140-150	4	4	14,774	93	75%	One vessel in for capital work in July and August
120-130	7	7	11,624	163	75%	One vessel in drydock in August
105	3	2	10,071	62	100%
Total/Average	24	23	$25,520	563	79%

(1)	Actively marketed liftboats excludes one West Africa coldstacked liftboat.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend contracts, or enter into new contracts, when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.